UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by directors of the Company and by a director of a major subsidiary of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Dealings in securities by directors and by a director of a major subsidiary of MiX Telematics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Vice President and Chief Financial Officer

Date: November 8, 2022

Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“MiX Telematics”)

DEALINGS IN SECURITIES BY DIRECTORS AND BY A DIRECTOR OF A MAJOR SUBSIDIARY OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by directors of MiX Telematics and by a director of a major subsidiaries of MiX Telematics relating to the exercise of share appreciation rights (“SARs”) under the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”).

Charles Tasker is exercising 875 000 SARs, equating to 407 573 ordinary shares, granted to him under the LTIP as set out in the table below and his intention is to sell 203 786 shares (in large part to cover the immediate tax obligation arising from the exercise of the SARs) and to retain 203 787 shares issued to him in respect of these shares. At the conclusion of this process, Charles Tasker expects to have increased his shareholding in MiX Telematics to 326 669 American Depository Shares (equivalent to 8 166 744 MiX Telematics ordinary shares).

Name of director:	Charles Tasker
Transaction date:	November 4, 2022
Class of securities:	Ordinary shares issued to settle gain from SARs exercised
Nature of transaction:	Off-market exercise of SARS under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

SARS exercised:

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
November 24, 2016	875 000	R3.28	R6.14	R2 502 500	407 573

Paul Dell is exercising 875 000 SARs, equating to 407 573 ordinary shares, granted to him under the LTIP as set out in the table below and his intention is to sell 203 786 shares (in large part to cover the immediate tax obligation arising from the exercise of the SARs) and to retain 203 787 shares issued to him in respect of these shares. At the conclusion of this process, Paul Dell expects to have increased his shareholding in MiX Telematics to 264 787 MiX Telematics ordinary shares.

Name of director:	Paul Dell
Transaction date:	November 4, 2022
Class of securities:	Ordinary shares issued to settle gain from SARs exercised
Nature of transaction:	Off-market exercise of SARS under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

SARS exercised:

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
November 24, 2016	875 000	R3.28	R6.14	R2 502 500	407 573

Catherine Lewis is exercising 656 250 SARs equating to 305 680 ordinary shares granted to her under the LTIP as set out in the table below and her intention is to sell 183 408 shares (in large part to cover the immediate tax obligation arising from the exercise of the SARs) and to retain 122 272 shares issued to her in respect of these shares. At the conclusion of this process, Catherine Lewis expects to have increased her shareholding in MiX Telematics to 2 208 211 MiX Telematics shares.

Name of director:	Catherine Lewis
Name of subsidiary company:	MiX Telematics International Proprietary Limited
Transaction date:	November 4, 2022
Class of securities:	Ordinary shares issued to settle gain from SARs exercised
Nature of transaction:	Off-market exercise of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

SARS exercised:

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
November 24, 2016	656 250	R3.28	R6.14	R1 876 875	305 680

November 8, 2022

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